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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported) October 27, 2003

ALLIED MOTION TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

Colorado	0-4041	84-0518115
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23 Inverness Way East, Suite 150, Englewood, Colorado, 80112
(Address of Principal Executive Offices including zip code)

(303) 799-8520
(Registrant's telephone number including area code)

Not Applicable
(Former name, former address and former fiscal year,
if changed since last report)

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)
Exhibits.

        Exhibit 99.1    Allied Motion Technologies, Inc. Press Release dated October 27, 2003.

ITEM 12. Results of Operations and Financial Condition

        On October 27, 2003, Allied Motion Technologies, Inc. issued a press release reporting its results of operations for the third quarter ended September 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIED MOTION TECHNOLOGIES, INC.
Date: October 27, 2003	By:	/s/ RICHARD D. SMITH Richard D. Smith Chief Executive Officer and Chief Financial Officer

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  ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits
  ITEM 12. Results of Operations and Financial Condition
SIGNATURES